UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Act of 1934

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Clean Coal Technologies, Inc.

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CLEAN COAL TECHNOLOGIES INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	DATE:	TUESDAY, JUNE 26, 2012
	TIME:	AT 10:00 A.M. (LOCAL TIME)
	LOCATION:	DOUBLETREE BY HILTON METROPOLITAN NEW YORK, 569 LEXINGTON AVE, NEW YORK, NY 10022

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THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.

TO ELECT THREE DIRECTORS.

2.

RATIFY THE APPOINTMENT OF MALONEBAILEY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

3.

APPROVE AN INCREASE IN THE COMPANY’S AUTHORIZED COMMON STOCK FROM 600,000,000 SHARES TO 975,000,000 SHARES.

4.

WHATEVER OTHER BUSINESS MAY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. MANAGEMENT AT PRESENT KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PURSUANT TO NEW SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 4, 2012 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE AND TO VOTE AT THE MEETING AND ANY ADJOURNMENT.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

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